Exhibit 10.28
WHEN RECORDED RETURN TO:

	Newmont Mining Corporation
	1700 Lincoln Street, Suite 2800
	Denver, CO  80203
	Attn:  Land Department

TITLE:	Royalty Deed

REFERENCE NUMBERS OF DOCUMENTS ASSIGNED OR RELEASED: Not applicable

GRANTOR:	CROWN RESOURCES CORPORATION, a Washington
corporation, CROWN RESOURCE CORP. OF COLORADO, a Colorado corporation, and GOLD TEXAS RESOURCES U.S., INC., a Texas corporation

GRANTEE:	BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation

ABBREVIATED LEGAL DESCRIPTION:

	Fee lands covering:

	T. 40 N., R. 30 E., W.M.
		Sec. 3, All
		Sec. 4, NE 1/4
		Sec. 9, S.E. 1/4
		Sec. 10, S.W. 1/4
		Sec. 13, S.W. 1/4
		Sec. 14, S.E. 1/4, S.W. 1/4
		Sec. 15, N.W. 1/4, N.E. 1/4, S.W.1/4
		Sec. 16, N.E. 1/4
		Sec. 21, All
		Sec.23, N.E. 1/4, S.E. 1/4
		Sec. 24, N.E. 1/4, N.W. 1/4, S.W. 1/4
		Sec. 25, S.W. 1/4, S.E. 1/4
		Sec. 28, N.W. 1/4, N.E. 1/4, S.E. 1/4

		Sec. 33, S.W. 1/4
		Sec. 34, N.E. 1/4
		Sec. 35, W. 1/2
	T. 39 N., R. 30 E., W.M.
		Sec. 4, N.W. 1/4
		Sec. 24, N.W. 1/4
	T. 39 N., R. 29 E., W.M.
		Sec. 2, S.W. 1/4
		Sec. 3, S.E. 1/4
		Sec. 10, N.E. 1/4
		Sec. 11, N.W. 1/4
	T. 40 N., R. 31 E., W.M.
		Sec. 25, S.W. 1/4, N.W. 1/4
		Sec. 26, N.E. 1/4; and

	unpatented mining claims situated in:

	T. 40 N., R. 31 E., W.M.
		Sec. 6, 7, 17, 18, 19, 20, 29, 30, 31, and 32
	T. 40 N., R. 30 E., W.M.
		Sec. 1, 3, 4, 12, 13, 14, 21, 22, 23, 24, 25, 26, 27, 28, 34, 35, and 36,
	more particularly described in the attached Exhibit A, which is at pages 9-31.

ASSESSOR'S PROPERTY TAX PARCEL ACCOUNT NUMBERS:


	3929023005
	3929032007
	3929101001
	3929114004
	3930040006
	4030030015
	4030030016
	4030030017
	4030042005
	4030090043
	4030100007
	4030150001
	4030151005
	4030153003
	4030153004
	4030154007
	4030210016
	4030211006
	4030253002
	4030250001
	4030252007
	4030280012
	4030280015
	4030281005
	4030330007
	4031254007
	4031261010
	9940300931
	9940301415
	9940301416
	9940301417
	9940301430
	9940302129
	9940302410
	9940303412



ROYALTY DEED

This Royalty Deed ("Deed") is made and given as of July 23,
 2001 ("Effective Date"), by
CROWN RESOURCES CORPORATION, a Washington corporation, CROWN RESOURCE CORP.
 OF COLORADO, a Colorado corporation, and GOLD TEXAS
 RESOURCES U.S., INC., a Texas
corporation (collectively "Grantor"), to BATTLE MOUNTAIN GOLD
COMPANY, a Nevada corporation
("Grantee").

1.	Royalty Grant.  Grantor, for and in consideration of Ten Dollars
 ($10.00) and other
valuable consideration, the receipt of which is hereby acknowledged, hereby grants, conveys and agrees to pay to Grantee a royalty on Production of gold and silver from the properties described on Exhibit A
(the "Properties") attached to
and incorporated by reference into this Royalty Deed, equal to the Applicable
 Percentage of Net Smelter Returns, on the following terms and conditions (the "Royalty"):
(a)	Net Smelter Returns shall be calculated for each calendar quarter in which Net Smelter Returns are realized, and such Royalty
payments as are due to
 the Grantee shall be made within thirty days following the
end of the calendar quarter
 in which the Net Smelter Returns are realized.  Payment may be made by check sent
to Grantee certified mail, return receipt requested, or by wire transfer to an account
 designated by Grantee.  All payments shall be accompanied
by a statement summarizing
the computation of Net Smelter Returns and any Deductions made by the Grantor.
(b)	Royalty payments for each quarter shall be provisional and subject to adjustment at the end of Grantor's accounting year.
If no written objection is made by
Grantee to the correctness of a Royalty payment or
 its accompanying statement within
one year from the date of such payment, such statement
 shall be conclusively deemed to be correct and such Royalty payment sufficient and complete, and no exception or claim for adjustment shall thereafter be permitted.
(c)	"Net Smelter Returns" shall mean the amount determined by multiplying
(i) the gross number of troy ounces of Refined Material
delivered into the account of
 Grantor at the refiner's place of business each calendar
quarter ("Quarterly Production"),
by (ii) for gold, the average of the London Bullion Market,
Afternoon Fix, spot prices for the
applicable calendar quarter (the "Applicable Spot Price"),
and (iii) for silver, the average of the New York Commodities
 Exchange final spot prices, for the applicable calendar quarter, and subtracting from the product of (i) and (ii) or (i) and (iii)
only the Deductions.  The amount determined pursuant to clauses (ii)
 and (iii) shall be determined in each case without regard to any hedging transactions, forward sales or similar transactions that Grantor or any affiliate of Grantor may have entered into. "Refined Material" shall mean gold and silver mined and removed from the Properties and refined to final gold and silver bullion standards of at least 99.95 percent pure gold and 99.9 percent pure silver.  All gold and silver mined and removed from the Properties shall be converted into Refined Material.
(d)	"Deductions" shall mean:
	(i)	Custom smelting costs, treatment charges
 and penalties, including but not limited to metal losses, penalties for impurities and charges or deductions for refining, selling, and transportation from smelter to refinery and from refinery to market; and

(ii)	Cost of transporting mineral product from the concentrator
to a smelter or other place of treatment; and
(iii) Production royalties hereafter payable to the United States or any agency thereof; and
(iv) Production taxes, severance taxes and sales, privilege and other taxes measured by Production or the value of Production, but excluding any taxes upon the net income of the Grantor from the Properties or otherwise.
(e)	"Applicable Percentage" shall mean:
(i) With respect to gold:
(A)  one-half percent if the Applicable Spot Price of gold is less than $280 per ounce,
	(B)  one percent if the Applicable Spot Price of gold is
equal to or greater than $280 but less than $320 per ounce,
	(C)  two percent if the Applicable Spot Price of gold
 is equal to or greater than $320 but not greater than $360 per ounce,
	(D)  three percent if the Applicable Spot Price of gold
 is equal to or greater than $360 but not greater than $400, and
	(E)  four percent if the Applicable Spot Price of gold is
equal to or greater than $400 per ounce; and
(ii)	With respect to silver, three percent.
	(f)  	"Production" of gold or silver subject to
 this Royalty shall mean:
(i) for gold, the first one million (1,000,000) ounces of gold mined from the Properties after the Effective Date, and
(ii) for silver, all silver mined from the Properties from the Effective Date until the date that the one millionth ounce of gold is mined from the Properties.
2.	Development of Properties.  Notwithstanding the granting of the
 Royalty, Grantor has and shall have no obligation to explore or develop the Properties, and Grantor shall have sole discretion to determine the extent of its work, if any, on the Properties and the time or times for beginning, continuing
 or resuming any such work.
3.	Commingled Ore.  Grantor is entitled to commingle ore from the
Properties with ore from other properties, either before
or after concentration or
beneficiation, so long as the data needed to determine the weight and assay, both of the ore removed from the Properties and of other ores to be commingled, are obtained by Grantor.  Grantor shall use such weight
and assay data to allocate
the royalties from the commingled ore between the Properties and other properties
 from which the other commingled ore was removed. Grantor shall perform such weight, assay and allocation calculations in a manner recognized by the mining industry as practical and sufficient.
4.	Records and Audits.  Grantor's records of all mining and milling operations on the Properties, and its records with respect to commingling of Production from the Properties, shall be available for
Grantee's or its authorized
 agents' inspection and/or audit upon reasonable advance notice and during normal business hours, but no more frequently than once each quarter.  If any such
 audit or inspection reveals that Royalty payments for any calendar year (after giving effect to year-end adjustments described in the first sentence of Section 1(b) above) are underpaid by more than five percent, Grantor shall reimburse Grantee for its reasonable costs incurred in such audit or inspection.  Grantee shall be entitled to enter the mine workings and structures on the Properties at reasonable times upon reasonable advance notice for inspection thereof, but Grantee shall so enter at its own risk and shall indemnify and hold Grantor and its affiliates harmless against and from any and all loss, costs, damage, liability and expense (including but not limited to reasonable attorneys' fees and costs) by reason of injury to Grantee or its agents or representatives (including death)
 or damage to or destruction of any property of Grantee or its agents or representatives while on the Properties on or in such mine workings and structures, unless such injury, damage, or destruction is a result of the sole negligence of Grantor.
5.	Assignment and Transfer by Grantor.  Grantor is entitled
to assign or transfer its obligations in respect of the Royalty as it relates to
any of the Properties, to any person or entity without the consent of Grantee, in connection with any transfer of such Properties to such person or entity, provided that such person or entity assumes the obligations of Grantor under the Grant as they relate to the Properties transferred.
6.	Assignment and Transfer by Grantee.  Grantee may assign

 or transfer its rights and interests under this Royalty Deed at any time.
7.	New Resources or Reserves.  If Grantor establishes a
 mineral resource or mineral reserve on any of the Properties, Grantor shall provide to Grantee the amount of such resource or reserve as soon as practicable after Grantor makes a public declaration with respect to the establishment thereof
8.	Relinquishment of Properties. If the Grantor relinquishes or abandons any of the Properties, but reacquires any interest in such properties within a period of three years after the
effective date of relinquishment
 or abandonment, such reacquired properties shall be included in the Properties from and after the date of such reacquisition.
Any assignment or transfer of the
Properties shall not relieve Grantor of its obligations hereunder, except in accordance with Section 5 above.
9.	Waivers.  No action taken pursuant to this Grant, including
any investigation by or on behalf of Grantor or Grantee, shall be deemed to constitute a waiver by the party taking the action of compliance with any representation, warranty, covenant or agreement herein. The waiver by any party hereto of any condition or of a breach of another provision of this
 Deed shall not operate or be construed as a waiver of any other condition or subsequent breach.
10.	Amendments. The provisions in this Deed may not be
modified orally, but only by written agreement executed by Grantor and Grantee.
11. Binding Effect; Benefits.  The rights and obligations set forth in this Deed shall run with the land, and shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.
12. Governing Law.  The validity, performance, and enforcement of the covenants and obligations set forth in this Deed
shall be governed by the laws
 of Washington, without giving effect to the principles
of conflicts of law of such State.
13.	Attorneys' Fees.  In the event of  any litigation between
 Grantor and Grantee with respect to this Deed, the party prevailing in such litigation shall be entitled, to an award of its reasonable attorneys' fees and costs and expenses of litigation.
Grantor has executed this Deed as of the date first written above.
CROWN RESOURCES CORPORATION

By:________________________________
	Name: _________________________
					 	      Title: __________________________


						CROWN RESOURCE CORP. OF
						COLORADO

						By:________________________________
						     Name: __________________________
						     Title: ___________________________


						GOLD TEXAS RESOURCES U.S., INC.

						By:_______________________________
						    Name: _________________________
						    Title: __________________________

STATE OF COLORADO	)
				)	ss.
COUNTY OF ___________	)

	On this _____ day of _________________, 2001, before me, the undersigned, a Notary Public in and for the State of Colorado, duly commissioned and sworn, personally
 appeared ______________________________________________, to me known to be the person who signed as _______________________________
of __________________________________, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes
therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

	IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




							____________________________________
							(Signature of Notary)

							____________________________________
							(Print or stamp name of Notary)

							NOTARY PUBLIC in and for the State
							of Colorado, residing at ________________.
							My appointment expires: ______________.

STATE OF COLORADO	)
				)	ss.
COUNTY OF ___________	)

	On this _____ day of _________________, 2001, before me, the undersigned, a Notary Public in and for the State of Colorado, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of ___________________________________, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

	IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




							____________________________________
							(Signature of Notary)

							____________________________________
							(Print or stamp name of Notary)

							NOTARY PUBLIC in and for the State
							of Colorado, residing at ________________.
							My appointment expires: ______________.

STATE OF COLORADO	)
				)	ss.
COUNTY OF ___________	)

	On this _____ day of _________________, 2001, before me, the undersigned, a Notary Public in and for the State of Colorado, duly commissioned and sworn, personally
appeared ______________________________________________, to me known to be the person who signed as _______________________________
 of ___________________________________, the corporation
that executed the within
 and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

	IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




							____________________________________
							(Signature of Notary)

							____________________________________
							(Print or stamp name of Notary)

							NOTARY PUBLIC in and for the State
							of Colorado, residing at ________________.
							My appointment expires: ______________.

EXHIBIT "A"
(to Royalty Deed)

A. 	FEE LANDS

The real property described in the following instruments of record in Okanogan County, Washington.

Statutory Warranty Deed dated June 17, 1987, Leo Keller and Betty Ann Keller, Grantors, and Crown Resources Corp., Grantee, recorded December 2, 1988 in
Book 77, Page 2165 of the real property records of Okanogan County, Washington.

Deed dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and
Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1787 of the real property records of Okanogan County, Washington.

Assignment dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and
Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1800 of the real property records of Okanogan County, Washington.

Warranty Deed dated May 5, 1992, Larry E. Tucker and Delores M. Tucker, Grantors, and Battle Mountain Gold Company, Grantee, recorded May 6, 1992 in Book 100, Page 719 of the real property records of Okanogan County, Washington.

Warranty Deed dated May 26, 1992, Patrick J. Martin and Beverly L. Martin, Grantors, and Battle Mountain Gold Company, Grantee, recorded May 29, 1992 in Book 100, Page 2279 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated November 5, 1992, Michael E. Grande and Joyce Grande, Grantors, and Battle Mountain Gold Company, Grantee, recorded
 November 20, 1992 in Book 105, Page 1862 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated November 5, 1992, Michael E. Grande and Joyce Grande, Grantors, and Battle Mountain Gold Company, Grantee, recorded
 November 20, 1992 in Book 105, Page 1864 of the real property records of Okanogan
County, Washington.

Statutory Warranty Deed dated June 28, 1993, Pine Chee Ranch
Associates, Grantor, and Battle Mountain Gold Company, Grantee, recorded July 7, 1993 in Book 112, Page 1973 of the real property records of Okanogan County, Washington.

Quitclaim Deed (Timber) dated February 23, 1995, Crown Pacific
Limited Partnership, Grantor, and Battle Mountain Gold Company, Grantee, recorded March 2, 1995 in Book 130, Page 1856 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated February 25, 1997, Roger Lee Llewellyn and Patricia Ann Llewellyn, and Peter G. Fagan and Susanne B. Fagan, Grantors, and Battle Mountain Gold Company, Grantee, recorded February 26, 1997 in Book 152, Page 768 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated March 11, 1997, Kenneth L.
Howerton and Peggy A. Howerton, Grantors, and Battle Mountain Gold Company, Grantee, recorded March 12, 1997 in Book 152, Page 2221 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated March 29, 1997, Michael C. Bourn and Melinda Bourn, Grantors, and Battle Mountain Gold Company, Grantee, ecorded April 8, 1997 in Book 153, Page 1614 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated October 13, 1997, John F. Thorp, III, Grantor, and Battle Mountain Gold Company, Grantee, recorded October 14,
 1997 in Book 160, Page 1948 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed and Assignment of Mining Property Lease and Purchase Option dated February 26, 1999, between Keystone Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Document #3006789 of the real property records of Okanogan County, Washington.

B.	MINERAL AGREEMENTS

Mining Lease, effective October 14, 1988, between Clara Zontelli and Crown Resource Corp., a short form of which was recorded August 25, 1989 in Book 81, Page 2424 of the real property records of Okanogan County, Washington.

Mining Lease and Option to Purchase, effective January 12, 1989, between William G. Hommel, William A. Hudson and Karen Hudson, Robert Robinson and Bonnie Shultz Robinson, and Mary Lou Colson, Lessors, and Curlew Lake Resources Inc., as amended and assigned, a Memorandum of
 Notice of Mining Lease and Option to Purchase was recorded January 16, 1990 in Book 84, Page 47 of the real property records of Okanogan County,
 Washington, and a First Amendment to Mining Lease and Option to
Purchase was recorded May 29, 1990 in Book 87, Page 3044 of the real property records of Okanogan County, Washington.

Mining Deed and Assignment of Lease, effective June 9, 1989, between Curlew Lake Resources Inc. and Mara Ventures, Inc., Grantors, and Crown Resource Corp. of Colorado, as amended, recorded January 22, 1990 in Book 84, Page 433 of the real property records of
Okanogan County, Washington.

Deed dated September 18, 1990, Nordic Limited, Inc. (NV corp.)
and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1792 of the real property records of Okanogan County, Washington.

Assignment dated September 18, 1990, Nordic Limited, Inc. (NV corp.)
 and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page
1806 of the real property records of Okanogan County, Washington.

Mining Lease, effective January 29, 1991, between John F. Thorp, III and Crown Resource Corp. of Colorado, as extended, a short form of which was recorded February 19, 1991 in Book 90, Page 2729 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed and Assignment of Mining Property
Lease and Purchase Option dated February 26, 1999, between Keystone
Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Document #3006789 of the real property records of Okanogan County, Washington.

Assignment of Unpatented Mining Claims dated February 26, 1999, between Keystone Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Document #3006790 of the real property records of Okanogan
County, Washington.

C.	UNPATENTED MINING CLAIMS

The following unpatented mining claims situated in Sections 22 & 27, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, subject to that certain Mining Lease and Option to Purchase dated effective
 January 12, 1989 between William G. Hommel, William A. Hudson and
 Karen Hudson, Robert Robinson and Bonnie Shultz Robinson, and Mary Lou Colson, Owners, and Crown Resource Corp. of
 Colorado as assignee of Curlew Lake Resources Inc., Lessee, as amended



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